UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 13, 2004
                Date of Report (Date of earliest event reported)

                            MUELLER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-6770

                Delaware                             25-0790410
       (State or other jurisdiction of            (I.R.S. Employer
              incorporation or                   Identification No.)
                organization)

                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (901) 753-3200
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      99.1 Press release dated April 13, 2004 reporting first quarter 2004 earnings.

Item 12.   Results of Operations and Financial Condition.

      On April 13, 2004, Mueller Industries, Inc. issued a press release announcing earnings for the quarter ended March 27, 2004. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on April 13, 2004.

                                         MUELLER INDUSTRIES, INC.


                                        /S/ KENT A. MCKEE
                                        -------------------------------------
                                        Kent A. McKee
                                        Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit Number                        Description
   --------------                        -----------
        99.1                      Press Release dated April 13, 2004